                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     We, the undersigned hereby constitute James P. Connolly and Charles W. Cramb, or either of them, our true and lawful attorneys with full power to sign for us in our name and in the capacity indicated below the Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, filed for the Company with the Securities and Exchange Commission for the year ended December 31, 1998, and any and all amendments and supplements thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Report and to any and all amendments and supplements to said Report.

     WITNESS Our Hand and Seal on the Date set forth below.

                     SIGNATURES                                        TITLE                       DATE
                     ----------                                        -----                       ----

                   ALFRED M. ZEIEN                             Chairman of the Board          March 18, 1999
-----------------------------------------------------  of Directors, Chief Executive Officer
                   Alfred M. Zeien                                 and Director

                  MICHAEL C. HAWLEY                     President, Chief Operating Officer    March 18, 1999
-----------------------------------------------------              and Director
                  Michael C. Hawley

                  CHARLES W. CRAMB                         Senior Vice President, Chief       March 18, 1999
-----------------------------------------------------          Financial Officer and
                  Charles W. Cramb                         Principal Accounting Officer

                  WARREN E. BUFFETT                                  Director                 March 18, 1999
-----------------------------------------------------
                  Warren E. Buffett

                   WILBUR H. GANTZ                                   Director                 March 18, 1999
-----------------------------------------------------
                   Wilbur H. Gantz

                 MICHAEL B. GIFFORD                                  Director                 March 18, 1999
-----------------------------------------------------
                 Michael B. Gifford

                  CAROL R. GOLDBERG                                  Director                 March 18, 1999
-----------------------------------------------------
                  Carol R. Goldberg

                  HERBERT H. JACOBI                                  Director                 March 18, 1999
-----------------------------------------------------
                  Herbert H. Jacobi

                   HENRY R. KRAVIS                                   Director                 March 18, 1999
-----------------------------------------------------
                   Henry R. Kravis

                 JORGE PAULO LEMANN                                  Director                 March 18, 1999
-----------------------------------------------------
                   Jorge Paulo Lemann

                RICHARD R. PIVIROTTO                                 Director                 March 18, 1999
-----------------------------------------------------
                Richard R. Pivirotto

               ALEXANDER B. TROWBRIDGE                               Director                 March 18, 1999
-----------------------------------------------------
               Alexander B. Trowbridge

                  MARJORIE M. YANG                                   Director                 March 18, 1999
-----------------------------------------------------
                    Marjorie M. Yang

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